UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 1, 2023

Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36393	80-0957485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma	73142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on May 1, 2023, at the annual meeting of stockholders (the “Annual Meeting”) of Paycom Software, Inc. (the “Company”), the Company’s stockholders approved the Paycom Software, Inc. 2023 Long-Term Incentive Plan (the “2023 LTIP”). As a result, the 2023 LTIP became effective on May 1, 2023.

A description of the 2023 LTIP was included under the heading “Proposal 4: Approval of the Paycom Software, Inc. 2023 Long-Term Incentive Plan” in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2023 (the “Proxy Statement”). Such description is qualified in its entirety by reference to the full text of the 2023 LTIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 1, 2023. A total of 53,668,736 shares of Common Stock were present in person or represented by proxy at the Annual Meeting. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal was included in the Proxy Statement.

Proposal 1: Election of two Class I directors, each to serve until the date of the 2026 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or his or her earlier death, resignation or removal

Nominees	Votes Cast For	Votes Withheld	Broker Non-Votes
Sharen J. Turney	28,686,009	20,952,640	4,030,087
J.C. Watts, Jr.	30,397,407	19,239,180	4,032,149

Proposal 2: Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023

Votes Cast For	Votes Cast Against	Abstentions
53,260,760	383,375	24,601

Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
31,719,606	17,875,302	46,776	4,027,052

Proposal 4: Approval of the Paycom Software, Inc. 2023 Long-Term Incentive Plan

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
48,255,108	1,348,478	38,063	4,027,087

Proposal 5: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
38,677,387	10,911,265	52,997	4,027,087

Proposal 6: Approval, on an advisory basis, of a stockholder proposal requesting that the Company adopt a majority vote standard in uncontested director elections

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
28,134,299	21,456,741	50,609	4,027,087

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Paycom Software, Inc. 2023 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 dated May 1, 2023, filed with the SEC on May 1, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date: May 4, 2023	By:	/s/ Craig E. Boelte
	Name:	Craig E. Boelte
	Title:	Chief Financial Officer